UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

MannKind Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50865	13-3607736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Casper Street
Danbury, Connecticut		06810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 661-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MNKD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at our 2025 Annual Meeting of Stockholders held on May 14, 2025 (the “Annual Meeting”), as well as the number of votes with respect to each matter.

•
Our stockholders elected each of the nine individuals nominated by our Board of Directors to serve as directors until the next annual meeting of stockholders. The tabulation of votes in the election was as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
James S. Shannon	136,700,955	7,543,603	75,743,716
Michael E. Castagna	135,683,195	8,561,363	75,743,716
Steven B. Binder	137,299,349	6,945,209	75,743,716
Ronald J. Consiglio	134,510,267	9,734,291	75,743,716
Michael A. Friedman	133,668,670	10,575,888	75,743,716
Jennifer Grancio	136,769,280	7,475,278	75,743,716
Anthony Hooper	137,392,462	6,852,096	75,743,716
Sabrina Kay	137,754,605	6,489,953	75,743,716
Christine Mundkur	137,229,258	7,015,300	75,743,716
•
Our stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 1, 2025. The tabulation of votes on this matter was as follows: shares voted for: 131,379,082; shares voted against: 11,526,793; shares abstaining: 1,338,683; and broker non-votes: 75,743,716.
•
Our stockholders ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The tabulation of votes on this matter was as follows: shares voted for: 211,685,921; shares voted against: 5,330,312; shares abstaining: 2,972,041; and broker non-votes: 0.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MannKind Corporation

Date:	May 19, 2025	By:	/s/ David Thomson, Ph.D., J.D.
David Thomson, Ph.D., J.D. Executive Vice President, General Counsel and Secretary